Certifications Under Section 906 of the Sarbanes-Oxley Act of 2002


Frederick A. Cary and John R. Zavoli hereby certify that:

1.   They  are  the  Chief  Executive  Officer  and  Chief  Financial   Officer,
     respectively, of Path 1 Network Technologies Inc.

2. The Form 10-Q report of Path 1 Network Technologies Inc. that this certification accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-Q report of Path 1 Network Technologies Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Path 1 Network Technologies Inc.

Dated:   May 15, 2003


/s/ Frederick A. Cary
----------------------------------
Frederick A. Cary

/s/ John R. Zavoli
----------------------------------
John R. Zavoli